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                                                                  EXHIBIT 10.108


                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS FIRST AGREEMENT TO LOAN AND SECURITY AGREEMENT ("First Amendment") dated as of July 31, 2000, is by and between HEALTHCARE BUSINESS CREDIT CORPORATION (FORMERLY KNOWN AS COPELCO/AMERICAN HEALTHFUND, INC.), ("Lender") and ATC HEALTHCARE SERVICES, INC., ("HEALTHCARE") and ATC STAFFING SERVICES, INC. ("Staffing", and together with Healthcare, "Borrowers", and is consented to by STAFF BUILDERS, INC. ("Surety").

                                   BACKGROUND

     A. Lender and Borrowers entered into a Loan and Security Agreement dated March 28, 2000 (the "Original Agreement", and as amended from time to time, including without limitation by this First Amendment, the "Agreement"), whereby Lender agreed to lend to Borrowers and Borrowers agreed to borrow from Lender, all on the terms and conditions set forth in the Original Agreement, the sum of Twenty Million Dollars (the "Loan"). All capitalized terms used herein have the meanings ascribed to them in the Agreement.

     B. As of the fiscal quarter ending May 31, 2000, Borrowers are in default under the Original Agreement by failing to maintain a Tangible Net Worth of not less than Two Million Dollars as required by Section 6.6(a) thereof, by failing to maintain a Debt Service Coverage Ratio of not less than 1.25 to 1 as required by Section 6.6(b), and by failing to deliver financial statements within the time frame required by Section 6.7(a)(i) within one hundred twenty (120) days of the end of Borrower's fiscal year ended February 29, 2000 (collectively the "Existing Defaults").

     C. Borrowers have requested that Lender agree to waive the Existing Defaults and consent to certain amendments of the Original Agreement.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Waivers of Existing Defaults; Consents. (a) Subject to the terms and conditions hereinafter set forth, Lender agrees to waive the Existing Defaults, provided however that such waiver shall not be construed to constitute a waiver of any other Event of Default under the Agreement.

         (b) Lender consents to Surety's acquisition of Advance Management Solutions, Inc. from Tender Loving Care Health Care Services, Inc. on June 1, 2000.

         2. Amendments. The parties agree to amend the Agreement as follows:

             (a) Those certain definitions identified below, set forth in
     Section 1.1 of the Agreement are amended as follows:

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                  (i) ""Agreement" shall mean the Loan and Security Agreement dated March 28, 2000, as amended by the First Amendment and as further amended from time to time thereafter."

                  (ii) ""Applicable Margin" means from the Closing Date through May 31, 2000, two percent (2%) per annum and, from June 1, 2000, three percent (3%) per annum, provided that, from and after August 1, 2000, "Applicable Margin" shall be calculated in accordance with the table and the text below:

     -------------------------------------------------------------------------------------------
                           Leverage Ratio                               Applicable Margin
     -------------------------------------------------------------------------------------------
     Greater than or equal to 14/1                                            3.00%
     -------------------------------------------------------------------------------------------
     Greater than or equal to 12/1, but less than 14/1                        2.00%
     -------------------------------------------------------------------------------------------
     Greater than or equal to 10/1, but less than 12/1                        1.75%
     -------------------------------------------------------------------------------------------
     Greater than or equal to 8/1, but less than 10/1                         1.50%
     -------------------------------------------------------------------------------------------
     Greater than or equal to 6/1, but less than 8/1                          1.00%
     -------------------------------------------------------------------------------------------
     Less than 6/1                                                            0.50%
     -------------------------------------------------------------------------------------------

The calculation of Applicable Margin shall be made quarterly based upon the Consolidated financial statements of Borrowers. Changes to Applicable Margin shall become effective for the then outstanding balance of the Loans and all Advances thereafter made as of the Funding Date immediately following receipt by Lender of the financial statements on which such change is based, provided however that, if Borrowers fail to deliver to Lender financial statements in a timely manner, as required by this Agreement, Applicable Margin shall be 3% for the period commencing with the first day of the fiscal quarter immediately following the fiscal quarter to which such financial statements relate and ending on the first Funding Date following receipt by Lender of such financial statements."

             (b) Section 1.1 of the Agreement shall be further amended by adding the following definition:

             ""First Amendment" means the First Amendment to Loan and Security Agreement dated as of July 31, 2000, by and between Borrowers and Lender."

             (c) Section 6.6 of the Agreement shall be amended in its entirety to read as follows:

             "6.6 Financial Covenants. Borrowers shall maintain and comply with the following financial covenants as reflected on and computed from their financial statements:

                  (a) Borrower shall maintain Tangible Net Worth at all times through the end of fiscal year 2000 of not less than $1,000,000.00. Thereafter Borrowers at all times shall maintain Tangible Net Worth of not less than the sum of (i) the greater of $1,000,000 or Tangible Net Worth as of the immediately prior fiscal year-end, plus (ii) 50% of positive (but not negative) net income (as determined in accordance with GAAP) for such fiscal year, provided however that, Borrowers shall not be obligated to maintain a Tangible Net Worth in excess of $2,000,000.00 at any time.

                  (b) Borrowers shall maintain a Debt Service Coverage Ratio at all times, measured as of the end of each fiscal quarter in accordance with the following table:


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
         ------------------------------------------------------------------------------------------
                            Period                                    Not Less than
         ------------------------------------------------------------------------------------------
         Through 8/31/00                                                1.10 to 1
         ------------------------------------------------------------------------------------------
         Through 11/30/00                                               1.15 to 1
         ------------------------------------------------------------------------------------------
         Through 2/28/01                                                1.25 to 1
         ------------------------------------------------------------------------------------------
         Through 5/31/01                                                1.30 to 1
         ------------------------------------------------------------------------------------------
         Through 8/31/01                                                1.35 to 1
         ------------------------------------------------------------------------------------------
         Through 11/30/01                                               1.40 to 1
         ------------------------------------------------------------------------------------------
         Thereafter                                                     1.50 to 1
         ------------------------------------------------------------------------------------------

Through February 28, 2001, Debt Service Coverage Ratio shall be computed by analyzing financial performance from the period between June 1, 2000, and the date of determination. From and after the quarter ending May 31, 2001, Debt Service Coverage Ratio shall be computed on a rolling four quarter basis.

         3. Representations and Warranties. Borrowers represent and warrant to Lender as follows:

            (a) The representations and warranties set forth in Section 5 of the Agreement are true and correct as of the date hereof.

            (b) After giving effect to this First Amendment, no Event of Default has occurred or is continuing.

            (c) Each Borrower has the requisite corporate power and authority to enter into and perform this First Amendment and to incur the obligations herein provided for, and has taken all the proper and necessary corporate action to authorize the execution, delivery and performance of this First Amendment and this First Amendment constitutes the valid, binding and enforceable agreement of each Borrower.

            (d) The Loan Documents continue in full force and effect and the Borrowers have no charge, lien, claim or offset against Lender, or any defense to enforcement of the Loan Documents by Lender.

         4. Conditions Precedent. The obligation of Lender hereunder and effectiveness of this First Amendment are subject to the satisfaction of each of the following conditions precedent:

            (a) This First Amendment shall be duly executed by each Borrower and consented to by Surety and delivered to Lender;

            (b) Borrower shall pay to Lender an amendment fee of $75,000.00, $50,000.00 of which shall be payable in immediately available funds with Borrowers' delivery of the executed First Amendment, and the balance of $25,000 shall be payable in immediately available funds no later than August 30, 2000.

            (c) Borrowers shall pay all costs and out-of-pocket expenses (including without limitation attorneys' fees and costs) of Lender in connection with this First Amendment and the transactions contemplated hereby, including the preparation, review and negotiation of this First Amendment.

Borrowers hereby agree that they shall satisfy the conditions set forth in this section 4 as and when required hereby, and the failure to do so shall constitute an Event of Default under the Agreement.



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         5. Miscellaneous. (a) This First Amendment contains all the modifications to the Agreement intended by the parties. No further modifications shall be deemed effective unless in writing executed by the parties hereto.

            (a) The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Agreement or any of the Loan Documents, nor constitute a waiver of any Event of Default or any provision of the Agreement or any of the Loan Documents, except as expressly set forth herein.

            (b) This First Amendment shall be construed and enforced in accordance with the laws of the State of New Jersey.

            (c) This First Amendment may be executed in a number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this First Amendment by signing any such counterpart.

            (d) The Agreement shall remain in full force and effect. Execution of this First Amendment shall not constitute a novation between Borrowers and Lender.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have this caused this First Amendment to be executed by their respective duly authorized officers, as of the date first above written.



ATC STAFFING SERVICES, INC.                      ATC HEALTHCARE SERVICES, INC.


By: /s/ Alan Levy                                By: /s/ Alan Levy
   ---------------------------                      ----------------------------
   Name: Alan Levy                                  Name: Alan Levy
   Title: Vice President - CFO                      Title: Vice President - CFO



HEALTHCARE BUSINESS CREDIT                       The foregoing is consented to
CORPORATION (formerly known as                     by Surety:
Capelco/American HealthFund, Inc.)               STAFF BUILDERS, INC.


By: /s/ Stacey Allen                             By: /s/ Alan Levy
   ---------------------------                      ----------------------------
   Name: Stacey Allen                               Name: Alan Levy
   Title: Senior Portfolio Manager                  Title: Vice President - CFO